UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 24, 2019

BIOSCRIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11993	05-0489664
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1600 Broadway, Suite 700, Denver, Colorado 80202

(Address of principal executive offices)

(720) 697-5200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BIOS	Nasdaq Global Market
Rights to Purchase Series D Junior Participating Preferred Stock	Not applicable	Nasdaq Global Market

Item 8.01. Other Events.

Update Regarding Litigation Related to the Proposed Mergers

As disclosed in the definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) filed by BioScrip, Inc. (“BioScrip”) with the Securities and Exchange Commission (the “SEC”), on June 26, 2019, a lawsuit, captioned Schmidt v. Pate, et al., was filed in the Court of Chancery of the State of Delaware in connection with the proposed merger of HC Group Holdings II, Inc., a Delaware corporation (“Option Care”) with and into a wholly-owned subsidiary of BioScrip, with Option Care surviving the merger as a wholly-owned subsidiary of BioScrip.

On July 9, 2019, the plaintiffs in Schmidt filed a motion for expedited proceedings and on July 15, 2019, the Court of Chancery of the State of Delaware granted the plaintiff’s motion for expedited proceedings.

On June 27, 2019, a putative class action lawsuit, captioned Lila Brennan v. BioScrip, Inc. et al., was filed in connection with the merger in the United States District Court for the District of Colorado. The complaint names BioScrip and the members of the BioScrip Board as defendants. The complaint alleges generally that the defendants caused BioScrip to file a definitive proxy statement relating to the merger that omits material information required to have been disclosed in violation of Sections 14(a) and 20(a) of the Exchange Act. The complaint seeks, among other things, a preliminary injunction prohibiting defendants from proceeding with, consummating, or closing the transaction, damages, and costs incurred in bringing the action (including plaintiff’s attorneys’ and experts’ fees).

Supplemental Definitive Proxy Statement Disclosure

On June 26, 2019, BioScrip filed the Definitive Proxy Statement in connection with the solicitation of proxies for a special meeting of BioScrip’s stockholders to be held on August 2, 2019 (the “Special Meeting”) where, among other things, stockholders will vote on a proposal to issue shares of BioScrip’s common stock as consideration in the merger and certain other matters in connection with the merger. BioScrip is electing to make supplemental disclosures in connection with the merger to the Definitive Proxy Statement as set forth below.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. BioScrip denies the allegations in the Schmidt complaint and motion for expedited proceedings and denies any alleged violations of law. Without admitting in any way that the disclosures below are material or otherwise required by law, BioScrip makes the following amended and supplemental disclosures solely for the purpose of mooting the allegations by Schmidt plaintiffs.

The section of the Definitive Proxy Statement entitled “The Mergers – Background of the Mergers” is amended and supplemented as follows:

The disclosure on page 66 of the Definitive Proxy Statement is amended and supplemented by deleting the last full paragraph on page 66 and replacing it with the following:

On March 13, 2019, Moelis provided the BioScrip Board with updated disclosure on its relationships (if any) with the Ares Vehicles, Coliseum Capital and Walgreens Boots Alliance, Inc. (an affiliate of Option Care). With respect to Coliseum Capital, Moelis noted that it had not been engaged by (and had not received any fees from) Coliseum Capital over the prior three years. With respect to the Ares Vehicles, the engagements disclosed in the Moelis disclosure report indicated that Moelis had not been engaged directly by the Ares Vehicles and had received no fees directly from the Ares Vehicles. Moelis had received aggregate fees over the prior three-year period for engagements in which the Ares Vehicles or its affiliates had an interest, including (a) $17,078,000 pursuant to an in-court restructuring of a company of which the Ares Vehicles were an approximate 50% owner, (b) $7,144,000 pursuant to an out-of-court out of court restructuring of a company of which the Ares Vehicles were less than a 25% shareholder, (c) $2,850,000 and $4,739,000 pursuant to engagements by ad hoc committees of noteholders of which the Ares Vehicles were a member, (d) $4,522,000 pursuant to an engagement by an official committee of unsecured creditors of which the Ares Vehicles were a member, (e) $7,162,000 pursuant to sellside financial advisor engagements to companies of which the Ares Vehicles owned less than 35% of the equity in such companies, (f) $7,456,000 pursuant to a sellside financial advisor engagement to a company of which the Ares Vehicles was a financial sponsor, (g) $450,000 pursuant to a current engagement in connection with credit agreement amendments of a company of which Ares has 50% ownership and (h) a current verbal mandate as strategic financial advisor to a company of which the Ares Vehicles are a 50% shareholder (pursuant to which no fees had yet been earned). Moelis indicated that the updated disclosure report excluded previous assignments with companies or committees in which the Ares Vehicles held less than 10% of the equity or debt. The updated disclosure further stated to the BioScrip Board that Moelis's publicly reported revenues for 2018, 2017 and 2016 were $885,840,000, $684,615,000 and $613,373,000, respectively. The BioScrip Board reaffirmed, based upon the information provided by Moelis, that Moelis did not have any relationships that would be likely to impair its ability to provide independent advice to the BioScrip Board.

Cautionary Note Regarding Forward-Looking Statements

This communication, in addition to historical information, contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of BioScrip and Option Care. All statements other than statements of historical facts are forward-looking statements. In addition, words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words, and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction between BioScrip and Option Care, including future financial and operating results; expected synergies; BioScrip’s and Option Cares plans, objectives, expectations and intentions; the expected timing of completion of the proposed transaction; and other statements relating to the acquisition that are not historical facts. Forward-looking statements are based on information currently available to BioScrip and Option Care and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties (both known and unknown), and many factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction between BioScrip and Option Care, these factors could include, but are not limited to: the risk that BioScrip or Option Care may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; the risk that a condition to closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; economic and foreign exchange rate volatility; and the other risks contained in BioScrip’s most recently filed Annual Report on Form 10-K.

Many of these risks, uncertainties and assumptions are beyond BioScrip’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither BioScrip nor Option Care undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per BioScrip share for the current or any future financial years or those of the combined company, will necessarily match or exceed the historical published earnings per BioScrip share, as applicable. Neither BioScrip nor Option Care gives any assurance (1) that either BioScrip or Option Care will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decrees, cost reductions, business strategies, earnings or revenue trends or future financial results. All subsequent written and oral forward-looking statements concerning BioScrip, Option Care, the proposed transaction, the combined company or other matters and attributable to BioScrip or Option Care or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information and Where to Find It

On June 26, 2019, BioScrip, Inc. (“BioScrip” or the “Company”) filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. The proxy statement and other relevant materials filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders may obtain free copies of the proxy statement and other relevant materials from the Company by contacting Investor Relations by mail at 1600 Broadway, Suite 700, Denver, CO 80202, Attn: Investor Relations, by telephone at (720) 697-5200, or by going to the Company’s Investor Relations page on its corporate web site at https://investors.bioscrip.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the matters discussed above. Information about the Company’s directors and executive officers is set forth in the proxy statement filed on June 26, 2019. This document can be obtained free of charge from the sources indicated above. Information regarding the ownership of the Company’s directors and executive officers in the Company’s securities is included in the Company’s SEC filings on Forms 3, 4, and 5, which can be found through the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: July 24, 2019	By:	/s/ Kathryn M. Stalmack
Kathryn M. Stalmack
Senior Vice President, General Counsel and Secretary